UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2009 (July 30, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” or “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2009, Premier Power Renewable Energy, Inc. (the “Registrant”), Rupinvest Sarl, a corporation duly organized and existing under the laws of Luxembourg (“Rupinvest”), Esdras Ltd., a corporation duly organized and existing under the laws of Cyprus (“Esdras”), and Capita Trust Company Limited, a private limited company incorporated in England and Wales and acting as escrow agent (the “Escrow Agent”), entered into a Waiver and Amendment (the “Waiver and Second Amendment”), which waives obligations of certain of the parties required by, and amends, the Escrow Agreement entered into by the parties on July 9, 2009 (the “Escrow Agreement”), which Escrow Agreement was first amended on July 22, 2009 (“First Amendment”).  The Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on July 15, 2009, and the description of the Escrow Agreement is incorporated herein by reference.  The First Amendment was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on July 23, 2009, and the description of the First Amendment is incorporated herein by reference.  The Escrow Agreement, as amended, was entered into in connection with the Registrant’s acquisition of 100% of the issued and outstanding equity ownership of Rupinvest pursuant to that certain Share Exchange Agreement dated June 3, 2009 (the “Share Exchange Agreement”) entered into by the Registrant, Rupinvest, and Esdras that was attached as exhibit to and previously described in the Current Report on Form 8-K the Registrant filed with the SEC on June 8, 2009, which is also incorporated herein by reference.

Pursuant to the Waiver and Second Amendment, the parties waived certain escrow deliverables that Rupinvest and Arco Energy Srl, a private limited company duly organized and existing under the laws of Italy and the wholly owned subsidiary of Rupinvest (“Premier Power Italy”), were required to deliver under the Share Exchange Agreement prior to the Share Exchange Deliveries Deadline (as defined below).  The parties also agreed that the Waiver and Second Amendment constituted written notice on behalf of the Registrant, Rupinvest, and Esdras to the Escrow Agent that the closing deliveries that the Registrant, Rupinvest, Premier Power Italy, and Esdras were required to deliver pursuant to the Share Exchange Agreement and the Escrow Agreement, as amended, either have been made or waived pursuant to Section 4.1 of the Escrow Agreement.

The Waiver and Second Amendment also amended the last recital of the Escrow Agreement in its entirety to read as follows: “WHEREAS, pursuant to the Share Exchange Agreement, Escrow opened on July 9, 2009 (the “Escrow Opening Date”).”  Thus, the “Escrow Opening Date” was amended to be July 9, 2009, resulting in the “Share Exchange Deliveries Deadline” having a date of August 6, 2009.

A copy of the Waiver and Second Amendment is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Waiver and Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver and Second Amendment.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2009, the Registrant closed the acquisition of 100% of the issued and outstanding equity ownership of Rupinvest from Esdras (the “Closing”), which was described in the Current Reports on Form 8-K that the Registrant previously filed with the SEC in connection with the acquisition on June 8, 2009, July 15, 2009, and July 23, 2009, all of which are incorporated herein by reference.  Rupinvest distributes, develops, and integrates ground mount and rooftop solar power systems in Italy through its wholly owned subsidiary, Premier Power Italy.  Thus, following the Closing, the Registrant conducts operations in Italy through Premier Power Italy.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial statements of the business acquired by the Registrant as described in Item 2.01 above are not included in this Current Report on Form 8-K, but will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pro forma financial information relative to the business by the Registrant acquired as described in Item 2.01 above are not included in this Current Report on Form 8-K, but will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Current Report on Form 8-K.

(d)	Exhibits

No.	Description

10.1	Waiver and Amendment between the Registrant, Rupinvest Sarl, Esdras Ltd., and Capita Trust Company Limited, dated July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: August 5, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President